Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is entered into as of the 23rd day of February, 2005, by and among Gulfport Energy Corporation, a Delaware corporation (the “Company”), Southpoint Fund LP, a Delaware limited partnership, Southpoint Qualified Fund LP, a Delaware limited partnership and Southpoint Offshore Operating Fund, LP, a Cayman Islands exempted limited partnership (individually referred to herein as an “Investor” and collectively as the “Investors”).

Recitals

Whereas, the Investors are purchasing from the Company two million shares of common stock, par value $0.01 per share (the “Common Stock”), pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith between the Company and the Investors; and

Whereas, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

SECTION 1.	General

1.1  Definitions. As used in this Agreement the following terms shall have the following respective meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) Common Stock of the Company issued to the Investors pursuant to the Purchase Agreement and (b) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Registrable Securities then outstanding” mean the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

“Registration Expenses” mean all expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, messenger and delivery fees, securities exchange and listing fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, including the fees and disbursements of blue sky counsel and the expense of any special audits incident to or required by any such registration (but excluding (a) Selling Expenses and (b) the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, fees or selling commissions, any out-of-pocket expenses of any Holder (or agents who manage their accounts) or any transfer taxes relating to the sale of the Registrable Securities.

“Special Registration Statement” means a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

SECTION 2.	Restrictions on Transfer and Registration

2.1  Restrictions on Transfer.

(a)  (a)Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until:

(i)  (i)There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)  (ii)(A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(iii)  (iii)Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer (A) by a Holder which is a partnership, to its partners or former partners in accordance with partnership interests, (B) to the Holder’s family member or trust for the benefit of an individual Holder or such Holder’s family member(s); provided, that in each case the transferee will be subject to the terms of this Agreement to the same extent as if such transferee were an original Holder hereunder, (C) pursuant to Rule 144(k) promulgated under the Securities Act; provided, however, that the Company must be satisfied in its reasonable discretion that the proposed sale of securities fully qualifies with all Rule 144 requirements, or (D) to a Holder’s “affiliates”, as the term “affiliates” is defined by the Securities Act or regulations promulgated under the Securities Act.

(b)  (b)Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF ITS COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY AND REASONABLY CONCURRED IN BY THE COMPANY’S COUNSEL, THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS IDENTIFIED THEREIN, PROVIDING FOR, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON TRANSFER. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.”

(c)  (c)The Company agrees (i) to remove the legend set forth in Section 2.1(B) upon receipt of an opinion of the Investor’s counsel, reasonably concurred in by the Company’s counsel within ten (10) business days of the Company’s receipt of such opinion, that the Registrable Securities are eligible for transfer without registration under the Securities Act and (ii) to remove such legend at such time as the Registrable Securities are sold pursuant to an effective registration statement registering the Shares under the Securities Act.

2.2  Piggyback Registrations. (a) Subject to Section 2.3, the Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)    Underwriting. (i) If the registration statement with respect to which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders of registration rights under that certain Registration Rights Agreement between the Company and the investors party thereto dated March 29, 2002; third, among (x) the Holders, (y) the holders of registration rights under that certain Registration Rights Agreement between the Company and the investors party thereto dated February 18, 2005 (“Existing Holders”) and (z) any other shareholders of the Company acquiring the right to register securities in connection with such registration (“New Holders”) within thirty (30) business days of the date hereof on a pro rata basis based on the total number of Registrable Securities proposed to be sold in the offering held by the Holders, the Existing Holders and the New Holders; and fourth, among any other shareholders of the Company having the right to register securities in connection with such registration (“Other Holders”) on a pro rata basis based on the total number of Registrable Securities proposed to be sold in the offering held by the Other Holders.

(ii) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration but shall remain “Registrable Securities” under this Agreement.

(c)    Right to Terminate Registration. (i) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof and any reasonable out of pocket expenses incurred by the Holders in connection with such withdrawn registration shall be reimbursed by the Company.

(d)    Registrations effected pursuant to this Section 2.2 shall not be counted as Form S-3 registrations effected pursuant to Sections 2.3.

2.3  Form S-3 Registration. The Company shall use its commercially reasonable efforts to (i) file with the Commission as promptly as practicable following the date of this Agreement (but in no event later than 60 days after such date) a registration (“Shelf Registration”) for delayed or continuous offerings of Registrable Securities in market transactions on any appropriate form pursuant to Rule 415 under the Securities Act (or similar rule that may be adopted by the Commission), which form shall be available for the sale of all of the Registrable Securities outstanding on the effective date of the Shelf Registration in accordance with the intended methods of distribution thereof, and (ii) cause the Shelf Registration to be declared effective by the Commission as soon thereafter as practicable. The Company agrees to use its commercially reasonable efforts to keep such Shelf Registration continuously effective (subject to the terms and conditions of this Agreement) and usable for resale of Registrable Securities until the second anniversary of the date of this Agreement or such shorter period which will terminate at such time as the Holders have sold all the Registrable Securities covered by such Registration Statement or otherwise until there are no longer any Registrable Securities. If and so long as a Shelf Registration is on file and effective (subject to the terms and conditions of this Agreement), then the Company shall have no obligation to allow participation in a piggyback registration pursuant to Section 2.2; provided, however, that in the event that the Company fails to file, or if filed fails to so maintain the effectiveness of, a Shelf Registration pursuant to this Section 2.3, the Holders of Registrable Securities may participate in a piggyback registration as provided in Section 2.2.

2.4  Expenses of Registration. Except as specifically provided herein, (a) all Registration Expenses incurred in connection with each registration under Section 2.2 or Section 2.3 herein shall be borne by the Company, and (b) all Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

2.5  Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.2 at any time prior to the effective date of the registration statement subject to the terms of Section 2.2;

(b)    prepare and file with the Commission such amendments and supplements to any applicable registration statement and prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period of effectiveness in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders holding a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c)    if such Registrable Securities have not been registered under Section 12 of the Exchange Act, prepare and, in any event within 60 days after a request for registration has been given to the Company, file with the Commission a registration statement with respect to such Registrable Securities under the Exchange Act and use its commercially reasonable efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.2 at any time prior to the effective date of the registration statement subject to the terms of Section 2.2;

(d)    furnish to each seller of such Registrable Securities such number of copies of any applicable registration statement and each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

(e)    use its commercially reasonable efforts to register or qualify such Registrable Securities covered by any applicable registration statement under such other securities or blue sky laws of such jurisdictions as each seller of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (e), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(f)    use its commercially reasonable efforts to cause such Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(g)    notify each seller of any such Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the registration statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(h)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(i)    enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)    obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(k)    obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer’s counsel as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(l)    (i) prepare and file with the SEC such amendments and supplements, including post-effective amendments, to each registration statement and the prospectus used in connection therewith as may be necessary to comply with the Securities Act and to keep the registration statement continuously effective as required herein, and prepare and file with the SEC such additional registration statements as necessary to register for resale under the Securities Act all of the Registrable Securities (including naming any permitted transferees of Registrable Securities as selling stockholders in such registration statement); (ii) cause any related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to SEC Rule 424; (iii) respond as promptly as possible to any comments received from the SEC with respect to each registration statement or any amendment thereto, or any document filed with the SEC that would suspend the effectiveness of the registration statement, and as promptly as reasonably possible provide the Investors with true and complete copies of all correspondence from and to the SEC relating to the registration statement (other than those portions of any correspondence containing material nonpublic information); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such registration statement as so amended or in such prospectus as so supplemented;

(m)    Notify the Investors and Investors' counsel as promptly as reasonably possible:

(i)    when the SEC notifies the Company whether there will be a "review" of a registration statement and whenever the SEC comments in writing on such registration statement; and

(ii)    when a registration statement, or any post-effective amendment or supplement thereto, has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information; (B) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of the registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose. Without limitation of any remedies to which the Investors may be entitled under this Agreement, if any of the events described in this subsection (ii) occur, the Company shall use its commercially reasonable efforts to respond to and correct the event;

(n)    use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any registration statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as possible;

(o)    Furnish to the Investors and their counsel, without charge, at least one conformed copy of each registration statement and each amendment thereto, and all exhibits to the extent requested by such Investor or their counsel (including those previously furnished or incorporated by reference) as promptly as possible after the filing of such documents with the SEC;

(p)    As promptly as possible furnish to each selling Investor, without charge, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements) as each such selling Investor may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such prospectus and any amendment or supplement thereto. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations; and

(q)    make available for inspection by any seller of such Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each seller of Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each seller of Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

Notwithstanding the foregoing, the Company shall have the right to delay the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to Sections 2.2 or 2.3, or to suspend the use of any registration statement, for a period not in excess of 45 consecutive calendar days (a “Delay Period”) if (i) the Board of Directors of the Company determines that filing or maintaining the effectiveness of such registration statement would have a material adverse effect on the Company or the holders of its capital stock in relation to any material acquisition or disposition, financing or other corporate transaction and the Board of Directors of the Company has determined in good faith that disclosure thereof would not be in the best interests of the Company and its holders of capital stock at the time or (ii) the Board of Directors of the Company has determined in good faith that the filing of a registration statement or maintaining the effectiveness of a current Registration Statement would require disclosure of material information that the Company has a valid business purpose for retaining as confidential at such time. The Company shall be entitled to exercise a Delay Period more than one time in any calendar year so long as such exercise does not exceed 90 days per calendar year.

Each selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(g) hereof, such selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(g) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company all copies, other than permanent file copies then in such selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such selling Holder to the Company in writing expressly for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

2.6  Termination of Registration Rights. A Holder’s registration rights shall expire if all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

2.7  Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.8  Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2 or 2.3:

(a)  To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder of Registrable Securities, the partners, members, managers, officers, directors and affiliates of each such Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, costs, expenses or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, member, manager, officer, director, affiliate underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, costs, expenses, liability or action; provided however, that the Company shall not be liable in any such case for any such loss, claim, damage, costs, expenses, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, manager, officer, director, affiliate, underwriter or controlling person of such Holder.

(b)  To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, members, managers, directors, officers or affiliates or any person who controls such Holder, against any losses, claims, damages, costs, expenses or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, member, manager, director, officer, affiliate or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, manager, officer, director, affiliate or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, cost, expense, liability or action if it is judicially determined that there was such a Violation; provided, however, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c)  Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding in the opinion of such party’s legal counsel. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8 except to the extent that the indemnifying party has been materially prejudiced by such failure.

(d)  If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, costs, expenses or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, cost, expense or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage, cost, expense or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e)  The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9  Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a permitted transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) is acquiring at least the lesser of (x) one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations) or (y) all of the Registrable Securities held by such Holder; provided, however, (i) the transferor shall, prior to such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10  No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, adversely effects or violates the rights granted to the Holders in this Agreement; it being understood that the granting of additional demand or piggyback registration rights with respect to capital stock of the Company shall not be deemed inconsistent with or adverse to the rights granted to Holders hereunder, and the rights of the Holders shall be subject to any such additional grants.

2.11  “Holder Market Stand-Off” Agreement. In the event of an underwritten public offering by the Company of its securities, and if so requested by the underwriters, each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed ninety (90) days following the effective date of the registration statement relating to such underwritten offering.

2.12  Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)  (a)Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)  (b)File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)  (c)So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.	Miscellaneous.

3.1  Survival. The representations, warranties, covenants, and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

3.2  Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors or legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time and who has become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement; provided, however, that prior to the receipt by the Company of adequate written notice (specifying the full name and address of any proposed transferee) of, and the written consent of the Company to, the transfer of any Registrable Securities, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. Notwithstanding the foregoing, the Company may not assign this Agreement without the prior written consent of the Holders of at least a majority (50.1%) of the Registrable Securities.

3.3  Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

3.4  Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

3.5  Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

3.6  Amendment and Waiver.

(a)  Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority (50.1%) of the Registrable Securities.

(b)  Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority (50.1%) of the Registrable Securities.

(c)  For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

3.7  Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

3.8  Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

3.9  Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.10  Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

3.11  Counterparts. This Agreement may be executed in any number of counterparts (which shall include signature by facsimile), each of which shall be an original, but all of which together shall constitute one instrument

3.12     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

3.13    CONSENT TO JURISDICTION. EACH INVESTOR AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH INVESTOR AND THE COMPANY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT. EACH INVESTOR AND THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

3.14    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT HE OR IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.14.

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In Witness Whereof, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:
GULFPORT ENERGY CORPORATION

Date:	By:	/s/
Name:
Title
Address:

INVESTORS:

SOUTHPOINT FUND LP
By:	Southpoint GP, LP, its general partner
By: Southpoint GP, LP, its general partner
By:
John S. Clark II
Managing Member

By:
Robert W. Butts
Managing Member

SOUTHPOINT QUALIFIED FUND LP
By:	Southpoint GP, LP, its general partner
By: Southpoint GP, LLC, its general partner

By:
John S. Clark II
Managing Member

By:
Robert W. Butts
Managing Member

SOUTHPOINT OFFSHORE OPERATING FUND LP
By:	Southpoint GP, LP, its general partner
By: Southpoint GP, LLC, its general partner

By:
John S. Clark II
Managing Member

By:
Robert W. Butts
Managing Member

Address for Investors:

Southpoint Capital Advisors LP
237 Park Avenue, Suite 900
New York, NY 10017
Attn: Rob Butts